UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Media General, Inc.

(Name of Registrant as Specified In Its Charter)

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Notice of 2005

Annual Meeting

and

Proxy Statement

Thursday, April 28, 2005

11:00 a.m.

Richmond Newspapers Production Facility

8460 Times-Dispatch Boulevard

Mechanicsville, Virginia

March 15, 2005

Dear Stockholder:

You are cordially invited to attend Media General’s 2005 Annual Meeting on Thursday, April 28, 2005.

Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

Wyndham Robertson will retire from our Board of Directors at this year’s Annual Meeting. Wyndham has been a Director since 1996. We have benefited immeasurably from her thoughtfulness, perspective and dedication, and we shall miss her. We are pleased, however, that Diana F. Cantor has agreed to stand for election to the Board. We hope you will attend this year’s Annual Meeting both to thank Wyndham for her service and to welcome Diana.

Whether or not you plan to be present at the Annual Meeting, we value your vote. Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. However you choose to vote, please do so at your earliest convenience.

I look forward to seeing you on April 28.

Yours sincerely,

J. Stewart Bryan III

Publishing • Broadcast • Interactive Media

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

To the Class A and Class B Common Stockholders

    of Media General, Inc.

Please take notice that the 2005 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 28, 2005, at 11:00 a.m. for the following purposes:

1.  To elect a Board of Directors for the ensuing year; and

2.  To act upon such other matters as properly may come before the meeting.

Holders of the Company’s Class A and Class B Common Stock of record at the close of business on March 4, 2005, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 15, 2005

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 27, 2005. A proxy may be revoked at any time before it is voted.

PROXY STATEMENT

2005 Annual Meeting of Stockholders

SOLICITATION OF PROXIES

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 2005 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 28, 2005, at 11:00 a.m. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with instructions. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 27, 2005. A proxy may be revoked by a Stockholder at any time before it is voted.

The Annual Report to the Stockholders of the Company, including financial statements for the fiscal year ended December 26, 2004, and this Proxy Statement and accompanying proxy card, are being mailed to Stockholders on or about March 15, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company had outstanding 23,407,106 shares of Class A Common Stock (Class A Stock) and 555,992 shares of Class B Common Stock (Class B Stock) as of March 4, 2005. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.

The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company’s securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
J. Stewart Bryan III	Class A	1,327,771	(1)	5.7%
333 East Franklin Street	Class B	461,468	(1)	83.0%
Richmond, VA 23219

Jane Bryan Brockenbrough	Class B	55,580	(2)	10.0%
c/o Bryan Brothers
1802 Bayberry Court, Suite 302
Richmond, VA 23226

Mario J. Gabelli	Class A	5,980,696	(3)	25.8%
One Corporate Center
Rye, NY 10580

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class

Fidelity Investments Institutional Operations Company, Inc.	Class A	1,744,635	(4)	7.5%
82 Devonshire Street
Boston, MA 02109

Private Capital Management, L.P.	Class A	3,698,256	(5)	16%
8889 Pelican Bay Blvd.
Naples, FL 34108

All directors and executive	Class A	2,003,271	(6)	8.6%
officers as a group	Class B	461,468		83.0%

(1)	The shares listed for J. Stewart Bryan III include 4,800 shares of Class A Stock held by a private foundation controlled by Mr. Bryan, 48,311 shares of Class A Stock held (as of March 4, 2005) for his benefit by the MG Advantage 401(k) Plan (the 401(k) Plan), 161,200 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan, 227,367 shares of Class A Stock subject to currently exercisable options, 535,200 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust, of which Mr. Bryan serves as sole trustee. Mr. Bryan and the Media Trust constitute a group for certain purposes.

(2)	Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 6,000 shares of Class A Stock.

(3)	According to a Schedule 13D, amended as of November 29, 2004, the shares listed include shares beneficially owned by Mr. Gabelli or entities under his direct or indirect control, including 3,823,196 shares beneficially owned by GAMCO Investors, Inc. (GAMCO), 2,157,500 shares beneficially owned by Gabelli Funds, LLC (Gabelli Funds); additionally, 380 shares of Class B Stock are beneficially owned by another Gabelli-controlled entity. All such shares also are beneficially owned by Mr. Gabelli and by Gabelli Group Capital Partners, Inc., and Gabelli Asset Management, Inc., parent companies of GAMCO and Gabelli Funds. According to the Schedule 13D, GAMCO has sole dispositive power over all, and sole voting power over 3,553,946, of the shares it beneficially owns, and each of the Gabelli Funds and the other Gabelli-controlled entity has sole dispositive and voting power over all of its shares it beneficially owns except that, if the aggregate voting power of the Gabelli Funds should exceed 25% of voting interest in the Company held by all Gabelli entities, the shares beneficially owned by Gabelli Funds will be voted by a proxy voting committee for each of the approximately 20 funds to which the Gabelli Funds provide discretionary managed account services. According to a Schedule 13G, as of December 31, 2004, The Gabelli Value Fund, one of the funds to which Gabelli Funds provides discretionary managed account services, beneficially owned and had sole voting power over 1,333,000 shares of Class A Stock.

(4)	Fidelity Investments serves as trustee of the 401(k) Plan, and the 1,744,635 Class A shares held as of February 28, 2005, are held in that capacity. The 401(k) Plan provides that shares held for the 401(k) Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the 401(k) Plan.

(5)	According to a Schedule 13G, as of February 18, 2005, Bruce S. Sherman and Gregg G. Powers, respectively the chief executive officer and president of Private Capital Management, also beneficially owned the shares listed. Private Capital Management and Messrs. Sherman and Powers exercise shared voting and dispositive powers with respect to those shares.

(6)	Includes an aggregate of 503,935 Class A shares subject to currently exercisable stock options.

ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below except Ms. Cantor presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.

Name	Age	Director Since	Number and Percentage* of Shares Beneficially Owned March 4, 2005
			Class A(1)%			Class B	%
Class A Directors
Charles A. Davis	56	1989	20,065			—
C. Boyden Gray	62	2003	1,493			—
Walter E. Williams	68	2001	5,790			—
Class B Directors
O. Reid Ashe, Jr.	56	2002	109,998	(2)		—
J. Stewart Bryan III	66	1974	1,327,771	(3)	5.7%	461,468	83.0%
Diana F. Cantor	47	—	200
Marshall N. Morton	59	1997	206,520	(4)		—
Thompson L. Rankin	64	2001	9,129			—
Coleman Wortham III	59	2004	10,927			—

*Percentages of stock ownership less than one percent are not shown.

(1)	Includes shares, if any, held in the 401(k) Plan as of February 28, 2005. Also includes deferred Class A Stock units credited, as of December 31, 2004, to non-employee Directors’ accounts pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, as follows: Mr. Davis—15,484 units; Mr. Gray—1,493; Mr. Williams—5,790 units; Mr. Rankin—7,929 units. For further information as to deferred Class A Stock units, see page 6.
(2)	For further information as to stock held by Mr. Ashe, see “Stock Ownership of Executive Officers.”
(3)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”
(4)	For further information as to stock held by Mr. Morton, see “Stock Ownership of Executive Officers.”

Directors

CHARLES A. DAVIS, is Vice Chairman of Marsh & McLennan Companies, Inc., and is Chairman and Chief Executive Officer of MMC Capital, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of Axis Capital Holdings Limited, Merchants Bancshares, Inc., and Progressive Corporation.

C. BOYDEN GRAY is a partner in the Washington, D.C. law firm of Wilmer Cutler Pickering LLP and has served in that position for more than five years. He additionally was Counsel to President George H.W. Bush from 1989 to 1993.

WALTER E. WILLIAMS has served on the faculty of George Mason University, Fairfax, Virginia, since 1980 and was the Chairman of the Economics Department from 1995 to 2001. He also is an author, columnist and frequent television and radio commentator.

O. REID ASHE, JR. is President and Chief Operating Officer of the Company and assumed those responsibilities in July 2001. He previously served as the President and Publisher of The Tampa Tribune from 1997 to 2001, and he was the President and Associate Publisher of The Tampa Tribune from 1996 to 1997.

J. STEWART BRYAN III is Chairman of the Board and Chief Executive Officer of the Company and has served in those capacities since July 1990. He was President of the Company from July 1990 to July 2001. Prior to July 1990, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He additionally was Publisher of the Richmond Times-Dispatch from 1974 to 2004.

DIANA F. CANTOR is the Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia, and has served in that position for more than five years. She was Vice President of Richmond Resources, Ltd., a real estate development, construction and management company from 1990 to 1996, and she held several positions, including Vice President, at Goldman, Sachs & Co. between 1985 and 1990. She previously was an associate at Kaye, Scholer, Fierman, Hays & Handler, a New York law firm, from 1983 to 1985.

MARSHALL N. MORTON was elected Vice Chairman of the Board in 2001 and is the Company’s Chief Financial Officer, a position he has held for more than five years. He was the Company’s Senior Vice President from 1989 to 2001.

THOMPSON L. RANKIN retired in 1997 as President and Chief Executive Officer of Lykes Bros. Inc., having served in that position for more than five years. He also is the former Chairman of the Board and Chief Executive Officer of Lykes Energy, Inc., and served in that position for more than five years. He previously served on the Board of Directors of the Company from 1985 to 1994. Mr. Rankin also serves as a director of TECO Energy, Inc.

COLEMAN WORTHAM III is President and Chief Executive Officer of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in those positions for more than five years.

Board of Directors and Committee Meetings

The Board of Directors held six meetings during 2004. The Company’s independent Directors meet in executive session (that is, without Messrs. Ashe, Bryan and Morton) following most regularly scheduled Board meetings. The chair is rotated alphabetically for each executive session.

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee.

The Executive Committee presently consists of Messrs. Ashe, Bryan, Morton and Wortham. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met once during 2004.

The Audit Committee presently consists of Miss Robertson and Messrs. Rankin and Williams, each of whom is independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange. This committee, established in accordance with the Securities Exchange Act of 1934 (Exchange Act), oversees the audit function of the Company, both with regard to its internal auditors and its independent registered public accounting firm. In this capacity, the committee meets with these internal and independent auditors, has sole authority to retain and terminate the Company’s independent auditors and reviews all quarterly and annual SEC filings made by the Company. The Audit Committee met six times during 2004.

The Compensation Committee presently consists of Messrs. Davis, Gray and Wortham, each of whom is independent under the rules of the NYSE. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation-related benefit plans. The Compensation Committee met twice during 2004.

Each of the Company’s Directors who had not at any time served as an employee of the Company (an Outside Director) in 2004 received $100,000 in annual compensation, which amount covered all scheduled Board meetings and two scheduled committee meetings. An additional $1,750 is paid for each additional Board or committee meeting attended by an Outside Director. Pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, each Outside Director receives 50% of his or her annual compensation, including any additional meeting fees, in deferred Class A Stock units and may elect to receive the other half of his or her annual compensation in cash or deferred stock units. All Outside Directors but two elected to receive all available 2004 compensation in deferred stock units.

Controlled Company/Director Independence

As noted previously, under the Company’s Articles of Incorporation, the Class B Stockholders, voting separately as a class, are entitled to elect all the members of the Board other than the 30% of the Board elected separately by the Class A Stockholders. In addition, the Class B Stockholders have the sole right to vote on all other matters submitted for a vote of Stockholders, except as required by law and except with respect to the limited matters specifically set forth in our Articles of Incorporation.

By virtue of Mr. Bryan’s voting control over approximately 83% of the Class B Stock, the Board of Directors has determined that the Company constitutes a “controlled company” under the rules of the NYSE. As such, the Company is exempt from the rules of the Exchange requiring listed companies to have a majority of independent directors and to maintain compensation and nominating committees comprised solely of independent directors.

Nonetheless, the Board affirmatively has determined that each of its current non-management members and Director-nominee Diana F. Cantor have no material relationship with the Company and qualify as independent under NYSE rules. Specifically, the Board has determined that Charles A. Davis, C. Boyden Gray, Thompson L. Rankin, retiring Director Wyndham Robertson, Walter E. Williams, Coleman Wortham III and Ms. Cantor are independent. The Board applied its Director Independence Standards, which contain catagorical standards, in making these independence determinations. A copy of these Standards is attached hereto as Appendix A. In addition, the Board maintains Audit and Compensation Committees comprised solely of independent directors. The charters of these committees are available on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department.

Audit Committee Financial Experts

The Board of Directors has determined that two members of the Audit Committee, Thompson L. Rankin and Walter E. Williams, each of whom is also independent under the rules of the SEC and the NYSE, are “audit committee financial experts” in accordance with applicable SEC rules. In reaching this conclusion, the Board considered those members’ qualifications in the aggregate, including the following relevant experience.

•	Mr. Rankin has served as a Director of the Company from 1985-1994 and since 2001 and has been a member of the Audit Committee for each of those years. He also has been the chief operating officer, president and chief executive officer of Lykes Bros., Inc., and chairman and chief executive officer of Lykes Energy, Inc., and in such capacities has actively supervised those companies’ principal financial officers, principal accounting officers, controllers, internal auditors and the services of its independent public accountants. He additionally serves as a director of TECO Energy, Inc., where he is a member of that company’s audit committee and its finance committee.

•	Mr. Williams has served as a Director of the Company since 2001 and has been the Chairman of the Audit Committee since 2003. He has degrees in economics from California State University (B.A.) and UCLA (M.A. and Ph.D.). He has served for over 20 years on the faculty of George Mason University, where he is the John M. Olin Distinguished Professor of Economics and was the department chairman from 1995 to 2001. He is also an author, columnist and frequent television and radio commentator.

STOCK OWNERSHIP OF EXECUTIVE OFFICERS

The following table lists the beneficial ownership of the Company’s Class A and Class B Stock by the executive officers named in the “Summary Compensation Table” as of March 4, 2005.

Name	Number and Percentage* of Shares Beneficially Owned March 4, 2005
	Class A(1)%			Class B		%
J. Stewart Bryan III	1,327,771	(2)	5.7%	461,468	(2)	83.0%
Marshall N. Morton	206,520	(3)		—
O. Reid Ashe, Jr.	109,998	(4)		—
H. Graham Woodlief, Jr.	90,031	(5)		—
George L. Mahoney	39,180	(6)		—

*Percentages of stock ownership less than one percent are not shown.

(1)	Includes shares held in the 401(k) Plan as of February 28, 2005.

(2)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”

(3)	Shares listed for Mr. Morton include 96,867 shares subject to currently exercisable options and 85,600 shares registered in his name under the Restricted Stock Plan.

(4)	Shares listed for Mr. Ashe include 46,333 shares subject to currently exercisable options and 59,800 shares registered in his name under the Restricted Stock Plan. Mr. Ashe is co-trustee, along with his wife, of 2,840 shares held in a revocable trust.

(5)	Shares listed for Mr. Woodlief include 42,667 shares subject to currently exercisable options and 41,700 shares registered in his name under the Restricted Stock Plan.

(6)	Shares listed for Mr. Mahoney include 10,267 shares subject to currently exercisable options and 25,700 shares registered in his name under the Restricted Stock Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth annual and long-term compensation for the last three years for the Company’s Chief Executive Officer and the four other most highly compensated executive officers.

Summary Compensation Table

Name and Principal Position		Annual Compensation			Long-Term Awards			All Other Compensation ($)(3)
	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted ($)(2)		Options (#)
J. Stewart Bryan III, Chairman and Chief Executive Officer	2004 2003 2002	$875,000 875,000 875,000	$529,856 427,302 558,683	$283,940 295,931 321,068	$	— 2,563,015 —	31,400 35,100 48,500	$426,340 2,373,140 408,377

Marshall N. Morton, Vice Chairman and Chief Financial Officer	2004 2003 2002	615,000 570,000 525,000	372,413 278,357 274,263	50,319 50,319 56,229		— 1,667,368 —	22,100 22,800 17,900	108,164 106,089 90,509

O. Reid Ashe, Jr., President and Chief Operating Officer	2004 2003 2002	535,000 470,000 425,000	323,969 229,522 222,022	38,219 38,219 44,649		— 1,374,452 —	19,200 18,800 12,500	85,820 62,500 72,632

H. Graham Woodlief, Jr., Vice President	2004 2003 2002	447,500 417,500 390,000	211,984 186,444 115,502	46,937 45,765 49,709		— 732,290 —	9,600 10,000 11,100	83,635 79,586 71,006

George L. Mahoney, General Counsel and Secretary	2004 2003 2002	395,000 362,500 332,500	195,703 144,839 138,960	26,430 27,041 28,432		— 422,475 —	5,700 5,800 8,100	59,600 58,570 48,804

(1)	The amounts disclosed under this column for the most recent fiscal year consist of the following:

Name	Above-Market Amounts Earned on Deferred Compensation During the Fiscal Year	Tax Gross Up Associated with Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	$19,300	$264,640	$283,940
Marshall N. Morton	—	50,319	50,319
O. Reid Ashe, Jr.	—	38,219	38,219
H. Graham Woodlief, Jr.	6,512	40,425	46,937
George L. Mahoney	—	26,430	26,430

(2)	At December 26, 2004, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan—119,700 and $7,733,817; Mr. Morton—55,000 and $3,553,550; Mr. Ashe—33,700 and $2,177,357; Mr. Woodlief—28,000 and $1,809,080; and Mr. Mahoney—16,600 and $1,072,526. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.

(3)	The amounts disclosed under this column for the most recent fiscal year consist of the following:

Name	Annual Company Contributions to Vested and Unvested Defined Contribution Plans	Dollar Value of Insurance Premiums Paid by the Company With Respect to Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Dollar Value of Insurance Premiums Paid by the Company With Respect to Term Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	$49,200	$377,100	$40	$426,340
Marshall N. Morton	36,424	71,700	40	108,164
O. Reid Ashe, Jr.	31,320	54,460	40	85,820
H. Graham Woodlief, Jr.	25,995	57,600	40	83,635
George L. Mahoney	21,900	37,660	40	59,600

Option Grants in Last Fiscal Year

The following table provides information on stock options granted in fiscal 2004 to the named executive officers.

Name	Individual Grants				Grant Date Present Value ($)(2)
	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
J. Stewart Bryan III	31,400	9.1%	$63.23	Jan. 28, 2014	$700,189
Marshall N. Morton	22,100	6.4%	63.23	Jan. 28, 2014	492,808
O. Reid Ashe, Jr.	19,200	5.6%	63.23	Jan. 28, 2014	428,141
H. Graham Woodlief, Jr	9,600	2.8%	63.23	Jan. 28, 2014	214,070
George L. Mahoney	5,700	1.7%	63.23	Jan. 28, 2014	127,104

(1)	The amounts listed under this column represent the number of shares of the Company’s Class A Stock covered by options granted to the named executive officers during fiscal 2004 under the provisions of the 1996 Employee Non-Qualified Stock Option Plan. The options expire on Jan. 28, 2014 and are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. Any options not yet exercisable become so, and must be exercised within 12 months of, the optionee’s death during employment or retirement after age 55 with 10 years of service.

(2)	Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .26; zero-coupon government bond yield of 4.58%; dividend yield of 1.36%; and time to exercise of 10 years. Additionally, a 5.71% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table provides information with respect to options exercised during fiscal 2004 and the number and value of stock options outstanding at the fiscal year-end.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Stewart Bryan III	40,700	$1,392,494	192,000	68,000	$3,371,917	$432,387
Marshall N. Morton	—	—	85,533	41,467	1,808,817	220,386
O. Reid Ashe, Jr.	—	—	30,934	34,466	470,491	173,058
H. Graham Woodlief, Jr.	12,600	461,896	33,767	18,633	481,660	104,218
George L. Mahoney	—	—	4,867	11,133	64,423	55,948

(1)	The amount listed represents the difference between the closing price of the Company’s Class A Stock at the end of fiscal 2004 ($64.61) and the exercise price per share, multiplied by the number of shares covered by the options.

Pension Plan Table

The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company’s non-contributory, funded Employees Retirement Plan and its Executive Supplemental Retirement Plan (SERP). Pursuant to a 2003 SERP amendment, an executive with 15 years of service after admission to the SERP who has attained the age of 65 and who has remained in the employ of the Company may elect to begin to receive in-service distributions of that executive’s accrued supplemental retirement benefit. In doing so the benefit is calculated, and future salary and bonus increases will not affect the benefit owed to the executive. The executive receives a one-time 35% lump sum distribution of the calculated benefit and a life annuity for the remaining value.

The amount of benefit in the following table assumes that the executive has completed a minimum of 15 years of service and has not elected in-service distributions under the SERP. The benefit amount will be reduced if an executive elects to receive in-service distributions, for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service beyond 15 years.

Highest Five-Year Average Compensation	Lifetime Annual Benefit at or After Normal Retirement Date
$ 350,000	$192,500
450,000	247,500
550,000	302,500
650,000	357,500
750,000	412,500
850,000	467,500
950,000	522,500
1,050,000	577,500
1,150,000	632,500
1,250,000	687,500
1,350,000	742,500
1,450,000	797,500

The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer’s five highest years of “Annual Compensation,” as reflected in the “Salary” and “Bonus” columns of such tables. Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board. Company management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling these oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the suitability, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee reviewed with the Company’s independent registered public accounting firm its judgments as to the suitability, not just the acceptability, of the accounting principles adopted by the Company as well as such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (PCAOB). The Committee also has discussed with the independent auditors the auditors’ independence from management and the Company, including matters in the written disclosures and letter required by the PCAOB and received by the Committee, and considered the compatibility of non-audit services with the auditors’ independence. It also reviewed the Company’s compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee held six meetings during 2004.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements at, and for the three years ended December 26, 2004, be included in the Annual Report on Form 10-K for filing with the SEC.

The Audit Committee

Walter E. Williams, Chairman

Thompson L. Rankin

Wyndham Robertson

Audit and Non-Audit Fees

A copy of the Audit Committee’s “Pre-Approval Policy and Procedures” is attached as Appendix B to this Proxy Statement.

The following table presents fees billed by Ernst & Young LLP for services provided during fiscal 2004 and 2003. All services reflected in the fees below were pre-approved by the Audit Committee in accordance with its established procedures.

	2004	2003
Audit Fees (a)	$1,231,000	$802,000
Audit-Related Fees (b)	150,000	39,000
Tax Fees (c)	74,000	178,000
All Other Fees (d)	—	60,000

Total	$1,455,000	$1,079,000

(a)	Fees for professional services provided for the audit of the Company’s annual financial statements as well as reviews of the Company’s quarterly reports on Form 10-Q in both years; 2004 also includes fees for professional services for the audit of the Company’s internal controls under Section 404 of the Sarbanes-Oxley Act.

(b)	Fees for professional services which principally include services in connection with reviews of internal control matters and regulatory audits of employee benefit plans.

(c)	Fees for professional services for tax related advice and compliance including reviewing federal and state tax returns and executive tax services.

(d)	Fees for professional services which principally include services in connection with internal control procedures specific to information technology.

Compensation Committee Report

Media General’s compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

The Company’s compensation programs for management employees are designed to build a strong link between an individual’s performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants who report directly to the Committee to ensure that, corporately, it is competitive and is taking advantage of current thinking in the field of compensation management.

The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate performance is a constructive way to attract and retain talented personnel. Eligibility to participate in Media General’s annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

There are three components to total executive compensation at Media General: base salary and short- and long-term incentives. Using both general and specific media industry surveys targeted to the Company’s size along with published data on executive compensation levels, the Committee has estab -

lished second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but provides for a statistically meaningful group in any given year.

Base salary levels are determined with reference to external competitive levels (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

The short-term incentive program combines specific threshold, target and maximum performance goals established at the beginning of the measurement year with award targets, as described previously. Goals are based predominantly on profit and asset utilization levels and are established individually for each business unit and for the Company. No awards are paid until an aggregate corporate cash flow goal (which is reset annually) is attained. Cash awards are paid based on the accomplishment of these goals. Maximum awards for operating units are attained at 150% of target, with a maximum payout at 250% of the target. At the corporate level, maximum awards are attained at 120% of target with a maximum payout of 200% of target. Barring exceptional circumstances, which, in the Committee’s opinion, were not under operating unit control, no bonuses are paid at either the operating or corporate level for performance that is less than 80% of target.

A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be lifted if pre- established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as “performance-based compensation” under Section 162(m) and related Internal Revenue Service regulations. The Compensation Committee seeks to maximize the deductibility of compensation paid to executive officers but also recognizes that the payment of non-deductible compensation may at times be in the best interests of the Company.

CEO Compensation During 2004

Mr. Bryan’s base salary in 2004 of $875,000 was unchanged from that of the preceding year and has remained at the same level since 2001. Year-over-year aggregate corporate performance exceeded the return on assets target established by the Compensation Committee at the beginning of the year. As a result, Mr. Bryan received a bonus of $529,856, in accordance with strict application of the bonus payout formula. The Company also paid a $377,100 premium on Mr. Bryan’s behalf and a tax gross- up of $264,640 during the year related to a variable life insurance policy. At the beginning of fiscal year 2004, a stock option award of 31,400 shares of Media General Class A Stock was made to Mr. Bryan. As in the past, this award was developed in accordance with competitive practice, as outlined previously, and was based on the standard provisions of Media General’s annual and long-term incentive plans.

The Compensation Committee

Charles A. Davis, Chairman

C. Boyden Gray

Coleman Wortham III

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires that the Company’s Executive Officers, Directors and persons owning more than 10% of the Company’s Class A Stock file reports of ownership and changes in ownership with the SEC and with the Company.

Based solely upon a review of such reports furnished to the Company, the Company believes that during the fiscal year ended December 26, 2004, the Executive Officers, Directors and persons owning in excess of 10% of the outstanding shares of the Company’s Class A Stock complied with the filing requirements of Section 16(a), except that no Section 16(a) filings were made by GAMCO Investors, Inc., or Gabelli Funds, LLC (the Gabelli entities), each a 10% holder. The Gabelli entities previously have asserted that such filings were not required by reason of an exemption for shares held by an institution without the purpose or effect of changing or influencing the control of an issuer. The foregoing exemption is not available to the Gabelli entities, in the Company’s view. Several of the Gabelli entities previously also have asserted the absence of a pecuniary interest in the shares they beneficially own. See “Voting Securities and Principal Holders Thereof.”

Performance Graph

The following graph shows the cumulative total Stockholder return on the Company’s Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor’s (S&P) Publishing Index, and the New York Stock Exchange (NYSE) Market Index. The graph assumes $100 was invested on December 23, 1999, in the Company’s Class A Stock, the S&P Publishing Index and the NYSE Market Index and also assumes reinvestment of dividends.

RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its January 2005 meeting, the Audit Committee retained the firm of Ernst & Young LLP as the independent registered public accounting firm of the Company for the 2005 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 2004. Ernst & Young LLP advises that it is an independent registered public accounting firm with respect to the Company within the meaning of the applicable rules and regulations of the SEC. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

NOMINATIONS AND PROPOSALS FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The By-laws of the Company provide that the Annual Meeting of stockholders shall be held during the Company’s second fiscal quarter on a date fixed by the Board of Directors. The Company’s 2006 Annual Meeting will be held on April 27, 2006.

Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company’s proxy statement. One of the eligibility requirements under that Rule is that a stockholder be entitled to vote on the proposal the stockholder seeks to submit. In addition, it is the Company’s view that ownership of shares of a class not registered under the Exchange Act does not entitle a Stockholder to submit a proposal under the Rule. Stockholders who believe they are eligible to have their proposals included in the Company’s Proxy Statement for the 2006 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company no later than November 17, 2005.

The By-laws of the Company also establish advance notice procedures for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. Under the Company’s By-laws, a Stockholder who wishes to submit Director nominations or other proposals for business for the 2006 Annual Meeting must ensure that the same are received by the Secretary of the Company between December 28, 2005, and January 27, 2006. The Company’s By-laws also require that certain specific information accompany a Stockholder’s notice of nomination or proposal for business.

DIRECTOR NOMINATION PROCESS

The Board believes that, in the context of the Company’s dual-class capital structure and Mr. Bryan’s voting control, the interests of both the Class A and Class B Stockholders are best represented through a nomination process in which all Directors are able fully to participate. Accordingly, the Board has determined that it is appropriate for it (and not a nominating committee) to be responsible for identifying candidates qualified to become Directors and for selecting the Company’s director nominees in connection with each Annual Meeting.

Pursuant to the Company’s Principles of Corporate Governance, a copy of which is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department, the Board is responsible for identifying individuals qualified to become Directors and selecting the Company’s director nominees for election to the Board. Under the Corporate Governance Principles, in identifying and selecting candidates for election as Directors, the Board is to consider candidates’ prior business and industry experience and the expressed interest of any shareholder entitled to elect at least a majority of the Directors. Moreover, except for any Director who may have been an officer of the Company, Directors over the age of 73 are not eligible for reelection.

To qualify to be one of the Company’s director nominees, at a minimum, a candidate must exhibit the highest standards of integrity, commitment and independence of thought and judgment and be able to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties as a Director. The Board believes that the Directors as a group should have a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests. In that connection, in selecting director nominees, the Board reviews information regarding each proposed candidate, including any information provided in connection with a Stockholder recommendation submitted in accordance with the procedures described below, and considers the demonstrated talents, skills and expertise of any proposed candidate in relation to those of the existing Directors. The Board has considered each of these matters in connection with its recommendation that its nominee, Diana F. Cantor, be elected a Director of the Company. Ms. Cantor was recommended originally to the Board as a possible candidate by Mr. Bryan.

In selecting the Company’s director nominees in connection with each Annual Meeting, it is the policy of the Board to consider director candidates recommended by any Stockholder of the Company. Pursuant to procedures adopted by the Board, Director candidate recommendations made by Stockholders in connection with any Annual Meeting must be submitted, in writing, and received by the Secretary of the Company at least 120 days prior to the anniversary of the date on which the Company mailed its proxy statement in connection with the prior year’s Annual Meeting. Any Stockholder who wishes to recommend to the Board a candidate for election at the Company’s 2006 Annual Meeting must ensure that the recommendation is received by the Secretary of the Company not later than November 17, 2005. Stockholder recommendations must be submitted together with the following information regarding the candidate:

•	the candidate’s full name, age, principal occupation and employer;

•	the candidate’s residence and business addresses and telephone numbers;

•	a biographical profile of the candidate, including educational background and business and professional experience and experience in the industries in which the Company has operations;

•	any relationship between the candidate and the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and all other information necessary for the Board to determine whether the candidate meets the Board’s independence standards and qualifies as independent under the NYSE rules;

•	the classes and number of shares of stock of the Company owned beneficially and of record by the candidate;

•	any other information relating to the candidate (including a written consent of the candidate to be named as a nominee of the Company and to serve as a Director if elected) that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE; and

•	any other information regarding the candidate that the Stockholder wishes the Board to consider in evaluating the recommended candidate.

In addition, when submitting a recommendation, a Stockholder must include the following information:

•	the Stockholder’s full name, principal occupation and employer;

•	the Stockholder’s address and telephone number;

•	the classes and number of shares of stock of the Company owned beneficially and of record by the Stockholder, including, if the Stockholder is not a Stockholder of record, proof of ownership of the type referred to in Rule 14a-8(b)(2) of the SEC’s proxy rules;

•	a description of all arrangements and understandings between the Stockholder and each candidate being recommended by the Stockholder and any other person or persons (including their names) pursuant to which the candidate(s) are being recommended by the Stockholder; and

•	any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to the Company’s Directors, officers and employees, including the Company’s Chief Executive Officer, Chief Financial Officer, Controller and others performing similar functions. A copy of the Company’s Code of Business Conduct and Ethics is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department. The Company intends to disclose on its website any amendments that are made to the Code as well as any waivers granted under the Code to any Executive Officer or Director, as required by the rules of the SEC and the NYSE.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

As a policy matter, all Directors are urged strongly to attend each Annual Meeting of Stockholders. All members of the Board attended the Company’s Annual Meeting in 2004.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders desiring to send communications to the Board’s independent Directors or any individual Director may do so by addressing their correspondence to “Corporate Secretary, Media General, Inc., P.O. Box 85333, Richmond, Virginia 23293-0001” and by marking the envelope “Confidential – Security Holder Communication to Board of Directors.” Consistent with applicable SEC rules, a majority of the Board’s independent Directors has approved a process by which the Corporate Secretary will maintain a log of all such correspondence and will review, sort and summarize this correspondence. Communications determined to be appropriate in accordance with the independent Directors’ approval process will be forwarded to the individual members of the Board. Directors at any time may review the log of all correspondence and request a copy of any communication.

SOLICITATION OF PROXIES

The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.

OTHER MATTERS

Management does not intend to present, nor, in accordance with the Company’s By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting, Proxy Statement and 2004 Annual Report are available at www.mediageneral.com. Instead of receiving paper copies of these materials in the mail in the future, most Stockholders can elect to receive an email which will provide a link to these documents on the Internet. Opting to receive proxy materials online helps to reduce the Company’s printing and mailing costs and provides Stockholders with a convenient, automatic link to the proxy vote site.

Most Stockholders desiring to enroll in this electronic delivery service may do so by visiting www.amstock.com and following the prompts for email enrollment; others will find a separate page with electronic delivery information in the envelope containing their proxy materials. “Street name” Stockholders can check the information in the proxy materials provided by their bank or broker.

Enrollment is effective until cancelled, and Stockholders may withdraw consent to electronic delivery at anytime and resume receiving Stockholder communications in printed form. Please call Media General Investor Relations at (804) 649-6103 with any questions.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 15, 2005

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 27, 2005. A proxy may be revoked at any time before it is voted.

APPENDIX A

MEDIA GENERAL, INC.

DIRECTOR INDEPENDENCE STANDARDS

For a Director to be considered independent under the rules of the New York Stock Exchange, the Board of Directors must determine that the Director does not have any material relationship with the Company, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company. In making this determination, the Board reviews all commercial, industrial, banking, consulting, legal, accounting, familial, charitable and other relationships of the Directors, and it has established the following categorical tests to assist it in its deliberations.

A. A Director will not be considered independent if: (i) the Director is or within the last three years has been an employee of the Company, or an immediate family member of the Director is or within the last three years has been an executive officer of the Company; (ii) the Director or an immediate family member of the Director has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from the Company, other than (x) director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), (y) compensation received by a Director for former service as an interim Chairman, CEO or other executive officer and (z) compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer of the Company); (iii) the Director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor, the Director is a current employee of such a firm, the Director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or the Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time; (iv) the Director or an immediate family member is or within the last three years has been employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or (v) the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of (a) $1 million or (b) two percent of the other company’s consolidated gross revenues.

B. The following commercial or charitable relationships will not be considered material relationships that would impair a Director’s independence: (i) if a Director or his or her immediate family member is an executive officer, member, director or partner of, or counsel to, another company that does business with the Company, and in the last completed fiscal year, the annual sales of the other company to, or purchases of the other company from, the Company were less that one percent of the annual revenues of such other company in the last completed fiscal year; (ii) if a Director or his or her immediate family member is an executive officer, member, director or partner of, or counsel to, another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other was less than one percent of the total consolidated assets of such other company measured as of the end of such other company’s last completed fiscal year; and (iii) if a Director served as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization were less than the greater of (a) $100,000 or (b) one percent of that organization’s total annual charitable receipts for its last completed fiscal year.

C. For relationships not covered by the above tests, the determination of whether the relationship is material or not, and therefore whether the Director would be independent or not, shall be made by the Directors who satisfy the independence guidelines set forth above. For example, if a Director is an officer of a company that purchases products and services from the Company that are more than one percent of that company’s annual revenues, the independent directors could determine, after considering all the relevant circumstances, whether such a relationship was material or immaterial, and whether the Director therefore would be considered independent under NYSE rules. The Company would explain in its proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of materiality set forth above.

D. “Immediate family members” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, or anyone, other than domestic employees, who shares the person’s home. For purposes of applying the look-back provisions of these standards, individuals who are no longer “immediate family members” as a result of legal seperation or divorce or who have died or become incapacitated need to be considered. All references to the Company refer to Media General and its consolidated subsidiaries.

APPENDIX B

MEDIA GENERAL, INC.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Statement of Principles

The Audit Committee periodically shall pre-approve the audit and non-audit services performed by the independent auditors to assure that the provision of such services does not impair the auditors’ independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Committee specifically provides for a different period.

Delegation

The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

Audit and Audit-Related Services

The annual audit services engagement terms and fees and audit-related services such as assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements shall be particularized in the attached appendices and shall be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, Company structure or other matters.

Tax and Non-Audit Services

The Committee may pre-approve non-audit services, including tax compliance, tax planning and tax advice, that it believes are appropriate, would not impair the independence of the auditors and that are particularized in the attached appendices. In connection with any proposed tax service, the independent auditors shall provide to the Committee an engagement letter relating to the service (which shall include descriptions of the scope of the service and the fee structure), any amendments thereto and any other compensation or other agreement between the independent auditor and any other person with respect to the provision of such service. The independent auditors also shall discuss with the Committee the potential effects of the provision of any proposed tax service on their independence.

Supporting Documentation

With respect to each proposed pre-approved service, the independent auditors shall provide detailed back-up documentation setting forth the terms of the particular service to be provided.

[Pre-Approved Appendices Omitted.]

0

CLASS A

CLASS A

MEDIA GENERAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2005

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 28, 2005, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder. To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 27, 2005.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 28, 2005

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 27, 2005.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future Media General, Inc. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors: CLASS A DIRECTORS

` FOR ALL NOMINEES

` WITHHOLD AUTHORITY

FOR ALL NOMINEES

` FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Charles A. Davis

C. Boyden Gray

Walter E. Williams

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. `

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS B

CLASS B

MEDIA GENERAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2005

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 28, 2005, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder. To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 27, 2005.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 28,2005

CLASS B COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 27, 2005.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future Media General, Inc. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors: CLASS B DIRECTORS

` FOR ALL NOMINEES

` WITHHOLD AUTHORITY

FOR ALL NOMINEES

` FOR ALL EXCEPT

(See instructions below)

NOMINEES:

` O. Reid Ashe, Jr.

` J. Stewart Bryan III

` Diana F. Cantor

` Marshall N. Morton

` Thompson L. Rankin

` Coleman Wortham III

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. `

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 28, 2005

Employees’ MG Advantage 401(K) Plan

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 25, 2005.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future Media General, Inc. proxy materials and annual reports electronically, please call Media General, Inc. at (804) 649-6192 or email cfrey@mediageneral.com for further information.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors: CLASS A DIRECTORS

` FOR ALL NOMINEES

` WITHHOLD AUTHORITY

FOR ALL NOMINEES

` FOR ALL EXCEPT

(See instructions below)

NOMINEES:

` Charles A. Davis

` C. Boyden Gray

` Walter E. Williams

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. `

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CLASS A

CLASS A

MEDIA GENERAL, INC.

EMPLOYEES’ MG ADVANTAGE 401(K) PLAN

ANNUAL MEETING OF STOCKHOLDERS - April 28, 2005

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the MG Advantage 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on April 28, 2005, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 25, 2005, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 25, 2005.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy instruction on the reverse side and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

(Continued and to be dated and signed on the reverse side)

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